Exhibit 10.1

GAUCHO GROUP HOLDINGS, INC.

SHARE EXCHANGE AND SUBSCRIPTION AGREEMENT

THE SECURITIES BEING OFFERED BY GAUCHO GROUP HOLDING, INC. HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND ARE OFFERED UNDER AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS SUBSCRIPTION AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

THIS CONFIDENTIAL SUBSCRIPTION AGREEMENT HAS BEEN PREPARED FOR DISTRIBUTION TO A LIMITED NUMBER OF PERSONS (EACH AN “INVESTOR” OR “STOCKHOLDER”) WHO ARE ACCREDITED INVESTORS AS DEFINED IN REGULATION D UNDER THE 1933 ACT TO ASSIST THEM IN EVALUATING A PROPOSED INVESTMENT IN THE SECURITIES. THIS DOCUMENT CONSTITUTES AN OFFER ONLY TO THE PERSON TO WHOM IT IS DELIVERED BY THE COMPANY. SUBSCRIPTIONS WILL BE ACCEPTED ONLY FROM PERSONS DEEMED ELIGIBLE UNDER THE CRITERIA SET FORTH IN THIS DOCUMENT. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION WHETHER OR NOT FUNDS HAVE BEEN RECEIVED BY THE COMPANY.

THE SECURITIES INVOLVE A VERY HIGH DEGREE OF RISK AND SHOULD BE PURCHASED ONLY BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.

THIS OFFERING HAS NOT BEEN REVIEWED BY, AND THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY, ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GAUCHO GROUP HOLDINGS, INC. SHARE EXCHANGE AND SUBSCRIPTION INSTRUCTIONS

1.	Please complete, date and sign the Share Exchange and Subscription Agreement (the “Agreement”). By doing so, the undersigned GGI Stockholder (the “Stockholder”) agrees to exchange each one of his or her shares of common stock of Gaucho Group, Inc. (“GGI”) for 0.198 shares of common stock of Gaucho Group Holdings, Inc. (“the Company”) pursuant to that certain Offer to Purchase enclosed herewith.

2.	Any capitalized terms used herein but not otherwise defined shall have the meanings prescribed to them in the accompanying Offer to Purchase.

3.	Please keep a copy of all completed and signed documents for your records.

4.	Please send your completed, dated and signed Agreement to Gaucho Group Holdings, Inc., either by scanning and emailing it to mechevarria@gauchoholdings.com and smathis@gauchoholdings.com or by mailing it via U.S. mail to Gaucho Group Holdings, Inc., attention Scott Mathis, 112 NE 41st Street, Suite 106, Miami, Florida 33137 as soon as possible. We must receive your Notice no later than 5:00 pm Eastern time on March 28, 2022.

5.	The Company will countersign your Agreement.

QUESTIONS: Please contact Scott L. Mathis, Chief Executive Officer of the Company, at 212-739-7650, or by email to smathis@gauchoholdings.com.

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GAUCHO GROUP HOLDINGS, INC. SHARE EXCHANGE AND SUBSCRIPTION AGREEMENT

If you have any doubt as to the meaning or implication of any of the terminology or the significance of any of the questions, please contact Maria Echevarria, Chief Financial Officer of the Company, at (212) 739-7668.

I. SUBSCRIBER INFORMATION

A.	Stockholder

Name of Stockholder(s) of Record (Print): ______________________________________

Contact Person/Trustee: ____________________________________________________

Number of Shares Tendered for Exchange: _____________________________________

Address: ________________________________________________________________

Email Address: ___________________________________________________________

Phone Number: ___________________________________________________________

II. TERMS AND CONDITIONS The following provisions are the terms and conditions under which Stockholder will exchange his or her shares of GGI for shares of GGH.

A. Agreement to Exchange and Subscribe. The undersigned stockholder of Gaucho Group, Inc. (the “Stockholder”) hereby agrees to sell, convey, transfer and assign to Gaucho Group Holdings, Inc. (“the Company”), free and clear of all liens, pledges, and encumbrances any kind, all of Stockholder’s shares of common stock of Gaucho Group, Inc. (“GGI”) as set forth on the signature page hereto (the “GGI Shares”) in exchange for the issuance by GGH of shares of common stock (the “Company Shares”) of the Company at an exchange rate of one GGI Share for 0.198 Company Shares (such exchange referred to herein as the “Exchange”).

B. Conditions to Exchange. Stockholder hereby agrees that (a) if Stockholder wishes to participate in the Exchange, Stockholder must execute and return this Agreement to the Company by 5:00 pm on March 28, 2022 (the “Expiration Date”); (b) provided the Stockholder has not revoked this Agreement, on March 28, 2022, Stockholder shall become obligated under the terms; and (c) by executing the signature page of this Agreement, Stockholder agrees to be bound by these terms and conditions.

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C. Company’s Acceptance. If the Offer is consummated and the Company countersigns this Agreement, the Company shall promptly after the Expiration Date issue the Company Shares to the Stockholder by delivering transfer instructions to the Company’s transfer agent, and the Stockholder shall execute all such other documents as the Company may determine necessary to convey the GGI Shares to the Company.

D. Business Description of Gaucho Group Holdings, Inc.

The Company became subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act), in July 2014.

A complete description of the Company’s business is available in the Company’s most recent Annual Report on Form 10-K for the period ended December 31, 2020, filed with the SEC April 12, 2021. See “Disclosure Documents” for further information on GGH’s SEC filings.

E. Disclosure Documents. The following SEC filings made by the Company are publicly available and can be accessed at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1559998&owner=exclude. A copy of each document will be provided by the Company to you upon request. You are encouraged to check the SEC website for updated reports as the Company will not update this Offer to include future reports.

1.	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on April 12, 2021, which contains audited financial statements of the Company for the fiscal years ended December 31, 2020 and 2019.

2.	Our Quarterly Reports on Form 10-Q filed with the SEC on November 15, 2021, August 16, 2021 and May 17, 2021.

3.	Our Current Reports on Form 8-K filed with the SEC on January 25, 2022, November 17, 2021, November 12, 2021, November 8, 2021, September 29, 2021, August 31, 2021, July 13, 2021, June 17, 2021, June 16, 2021, May 11, 2021, May 7, 2021, May 3, 2021, March 2, 2021, February 22, 2021, February 18, 2021, February 17, 2021, and February 25, 2022.

4.	Our Definitive Proxy Statements on Schedule 14A filed with the SEC on December 16, 2021 and July 16, 2021.

You are advised to review carefully the information set forth in the SEC filings. Any questions about their contents should be directed to GG’s management.

F. Taxpayer Identification Number; No Backup Withholding. Under penalty of perjury, Stockholder certifies (i) that the taxpayer identification number being supplied herewith by Stockholder is Stockholder’s correct taxpayer identification number, and (ii) that Stockholder is not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. (If Stockholder cannot make this representation, please contact the Company).

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G. Representations and Warranties of Stockholder. Stockholder hereby acknowledges, represents, warrants and agrees with the Company as follows:

1. Stockholder has the right, power, legal capacity and authority to enter into and perform Stockholder’s obligations under this Agreement; and no approvals or consents are necessary in connection with it. All of the shares of common stock of GGI owned by Subscriber are owned free and clear of all liens, pledges, encumbrances of any kind.

2. The shares of common stock of GGI owned by Stockholder will, upon the Company’s acceptance of this Agreement, be validly transferred to the Company free and clear of any encumbrances.

3. Stockholder has been furnished all materials relating to the Company and its proposed activities which he, she or it has requested. Stockholder has carefully reviewed the Offer to Purchase, this Subscription Agreement, and the SEC filings incorporated by reference herein, and has discussed with Company representatives any questions Stockholder may have had as to such materials, the Company, the business of the Company, or any other matters. Stockholder understands the risks of this investment, as described in the “Risk Factors” section below and the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on April 12, 2021, our Quarterly Report on Form 10-Q for the period ended September 30, 2021, filed with the SEC on November 15, 2021, and our Quarterly Report on Form 10-Q for the period ended June 30, 2021, filed with the SEC on August 16, 2021. In deciding to participate in the Exchange, Stockholder has not relied on any statements or information other than those contained in this Share Exchange and Subscription Agreement and the SEC filings incorporated by reference. Stockholder has been advised to consult with Stockholder’s own legal, accounting, tax, investment and other advisors in connection with risks and consequences associated with investing in the Company.

The Risk Factors referenced in the preceding paragraph describe various risks, among others, including the following:

(a)	The risks of doing business in Argentina;

(b)	Real estate considerations and risks associated with the international projects that the Company operates; and

(c)	General corporate business considerations, which include some of the following:

●	Insiders continue to have substantial control over the Company.

●	The Company may not be able to continue as a going concern.

●	Revenues are currently insufficient to pay operating expenses and costs which may result in the inability to execute the Company’s business concept.

●	The Company is dependent upon additional financing which it may not be able to secure in the future.

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More detailed information pertaining to these Risk Factors, and others, is provided in our previous SEC filings. Each Stockholder is advised to vary carefully review those Risk Factors in making any investment decision.

4. Stockholder acknowledges and understands that the Securities have not been registered under the Securities Act or any state securities act and are being offered and sold under the exemption from registration provided for in Section 4(a)(2) of the Securities Act and/or under Rule 506(b) of Regulation D promulgated thereunder, and that this transaction has not been reviewed by, passed on, or submitted to, any federal or state agency or self-regulatory organization.

5. Stockholder agrees to the placement of a legend on any certificate or other document evidencing ownership of the Securities subscribed for hereby stating that the Securities have not been registered under the Securities Act (and a stop transfer may be placed with respect thereto).

6. Stockholder is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act, due to the fact that Securities are being offered only to “accredited investors.”

7. Stockholder represents that (i) the Securities for which Stockholder hereby subscribes are being acquired solely for his, her or its account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof and (ii) he, she or it has sufficient knowledge and experience in financial, investment and business matters to be capable of evaluating the merits and risks of an investment in the Company.

8. Stockholder understands that the this Offer constitutes a related party transaction. Stockholder acknowledges and understands that the Company’s CEO, Scott Mathis, is CEO, Chairman of the Board, and a stockholder of GGI. Additionally, the Company’s current CFO, Maria Echevarria, is CFO of GGI; the Company’s current directors, Peter Lawrence and Steven Moel, are directors of GGI; and the Company’s current directors, Reuben Cannon and Marc Dumont, own nominal interests in GGI. Stockholder further acknowledges that all directors of GGI are directors of the Company. As a result of the foregoing, the Offer is considered a related party transaction.

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9. Stockholder understands that the Company shares being issued pursuant to the Exchange have no redemption rights and there are substantial restrictions on the transferability. As such, the Stockholder may have to bear the economic risk of the investment in the Securities for an extended period of time. Stockholder represents he, she or it has adequate means of providing for his, her of its current needs and personal contingencies and has no need for liquidity in this investment.

10. Stockholder acknowledges that an investment in the Securities involves a high degree of risk and Stockholder can afford the risks of an investment in the Company, including the risk of losing his, her or its entire investment.

11. Stockholder acknowledges that neither the Company nor any of its respective employees, officers, directors or agents, has offered to sell the Company shares to Stockholder by means of any form of general solicitation or general advertising. Stockholder further acknowledges that this Agreement is not the result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio, or the Internet, or the solicitation by a person not previously known to the Stockholder in connection with investments in securities generally. The Stockholder acknowledges that this Agreement is not being made in conjunction with any offering of securities that the Company has previously made.

12. The Stockholder agrees promptly to notify the Company should the Stockholder become aware of any change in the information set forth in the representations. The subscriber is advised that, by law, the Company may be required to disclose the identity of the subscriber to OFAC (defined below).

H. Representations and Warranties of the Company. The Company represents and warrants to the Stockholder that the following are true and correct as of the date of the acceptance of this Agreement:

1. The Company is a Delaware corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it required such licensing or qualification. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as propose to be conducted, to execute, deliver and perform the Agreement, and to issue, sell and deliver the Company shares.

2. The execution and delivery by the Company of the Agreement, the performance by the Company of its obligations hereunder, and the issuance, sale and delivery of the Company shares, have been duly authorized by all requisite company action and will not violate any provision of law, any order of any court of other agency of government, the Amended and Restated Certificate of Incorporation of the Company, as amended, or any provision of any indenture, agreement or other instrument to which the Company is a party of by which any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company. Upon issuance of the Company shares, the shares shall be free and clear of all liens, charges, claims and encumbrances imposed by or through the Company.

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3. This Agreement, when duly executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

4. No registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of the Agreement, the issuance, sale and delivery of the Company shares or, other than any filings that may be necessary pursuant to state securities laws (all of which filings, if required, have been or will be made by the Company, on a timely basis), in connection with the sale of the Company shares.

5. The foregoing representations and warranties shall survive the execution of this Agreement.

I. Indemnification. Stockholder agrees to indemnify and hold harmless the Company and all of its officers, directors, employees, agents, accountants and attorneys, from and against any and all loss, liability, claims, damage, and expense (including any expense reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) related to any false representation or warranty or any breach of agreement by Stockholder contained herein or in any other document furnished by the Stockholder to the Company in connection with the purchase of the Securities.

J. Agreement Binding on Stockholder’s Successors. The representations, warranties and agreements in this Agreement shall be binding on Stockholder’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company.

K. USA Patriot Act Representations. Stockholders are directed to review the OFAC website at www.treas.gov.ofac before making the following representations.

The Stockholder represents that the amounts contributed by it to the Company were not and are not directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations.

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Federal regulations and executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transaction with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found at the OFAC website. In addition, the programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

The subscriber hereby represents that, to the best of his, her or its knowledge, neither of:

1.	the subscriber,
2.	any person controlling or controlled by the subscriber,
3.	if the subscriber is a privately held entity, any person having a beneficial interest in the subscriber, or
4.	any person for whom the subscriber is acting as agent or nominee connection with this investment,

is a country, territory, individual, or entity named on the OFAC list, nor is a person or entity prohibited under the OFAC programs.

L. Governing Law. This Agreement shall be governed by the laws of the State of Delaware without giving any effect to conflicts of law principles.

M. Arbitration. Any controversy between Stockholder and the Company involving the Company or this Agreement will be submitted to arbitration on the request of any party to any such controversy in Miami, Florida. The arbitration will comply with and be governed by the provisions of the commercial arbitration rules of the American Arbitration Association and no party to any such controversy shall be entitled to any punitive damages. Judgment may be entered upon any award granted in any such arbitration in any court of competent jurisdiction in the county and state in which the Company maintains its principal office at the time the award is rendered. By signing this Agreement, Stockholder agrees to waive his, her or its right to seek remedies in court, including any right to a jury trial; provided, however, that nothing in this paragraph will constitute a waiver of any right any party to this Agreement may have to choose a judicial forum to the extent such a waiver would violate applicable law.

N. Confidentiality. By accepting delivery of this proposed agreement, you acknowledge and agree that all of the information contained herein, except the information contained in publicly available sources, including but not limited to the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, or Current Reports on Form 8-K is of a confidential nature. You further acknowledge that this proposed agreement has been furnished to you for the sole purpose of determining whether to participate in the Exchange and make an investment in the Company. You agree that you will treat such information in a confidential manner, will not use such information for any purpose other than evaluating a proposed investment, and will not, directly or indirectly, disclose or permit your agents, representatives or affiliates to disclose any of such information without the prior written consent of the Company. You also agree to make your agents, affiliates and representatives aware of the confidential nature of the information contained herein and the terms of this paragraph including your agreement to not disclose such information and to be responsible for any disclosure or other improper use of such information by such agents, affiliates or representatives. Likewise, without the prior written consent of the Company, you agree that you will not, directly or indirectly, make any statements, public announcements, or other release or provision of information in any form to any trade publication, to the press or to any other person or entity whose primary business is or includes the publication or dissemination of information related to the subject matter of this proposed agreement. If you decide not to pursue further investigation of the Company, you agree to promptly return this proposed agreement and any accompanying documentation (and all copies thereof) to the Company upon request.

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III. SIGNATURE

Stockholder hereby sells, conveys, transfers and assigns to the Company the following shares of common stock of GGI in exchange for the issuance by the Company of shares of common stock of the Company at an exchange rate of one GGI Share for 0.198 Company Shares:

____________________________ shares

IN WITNESS WHEREOF, I have executed this Exchange Application and Agreement as of the date set forth below.

Date:

Subscriber:
Signature (if purchasing as Joint Tenants, both must sign)

Subscriber:

Print Name(s):

ACCEPTED:

GAUCHO GROUP HOLDINGS, INC.

By:		Date:
Maria Echevarria, CFO

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